EXHIBIT 10.40

                              SECOND AMENDMENT TO
                     AMENDED AND RESTATED CREDIT AGREEMENT

      THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT
AGREEMENT, dated as of May 15, 1997, to be effective as of April 30, 1997 (the "AMENDMENT") is made by and among F.I.R.C., Inc., a Delaware corporation (the "BORROWER"), the financial institutions listed on the signature pages hereof (each individually a "BANK" and collectively, the "BANKS"), and NationsBank of Texas, N.A. (in its individual capacity, "NATIONSBANK") as agent for the Banks (in such capacity, the "AGENT"). Capitalized terms used herein which are not otherwise defined shall have the same meaning herein as in the Credit Agreement referred to below.

                                  WITNESSETH:

      WHEREAS, the Borrower, the Banks, and the Agent are parties to that certain Amended and Restated Credit Agreement, dated as of October 30, 1996, as amended by First Amendment to Amended and Restated Credit Agreement, dated as of January 31, 1997 (as further amended hereby, the "CREDIT AGREEMENT");

      WHEREAS, the Borrower uses the proceeds of Advances under the Credit Agreement to purchase Receivables from First Investors pursuant to the Purchase Agreement;

      WHEREAS, First Investors and the Borrower have requested, and the Banks have agreed, to certain amendments to the Credit Agreement as is more fully set forth hereinbelow;

      NOW, THEREFORE, for and in consideration of the premises and the mutual covenants herein set forth and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower, the Banks and the Agent hereby agree as follows:

      1.    AMENDMENTS TO CREDIT AGREEMENT.

            (a) Section 1.01 of the Credit Agreement is hereby amended by adding the phrase ", installment notes" after the phrase "installment sales contracts" in the definition of "ALPI Insurance", such that the definition, as amended, reads as follows:

                  "ALPI INSURANCE" means the policy or policies of insurance covering each of the underlying installment sales contracts, installment notes or other written evidence of any Obligor's obligation arising out of the purchase of a Financed Vehicle held by the Borrower issued by National Union Fire Insurance Company of Pittsburgh, PA in the form attached hereto as EXHIBIT A and the policy of insurance issued by Agricultural Excess and Surplus Insurance Co. issued October 6, 1992 or such other insurance as is satisfactory in form and substance to the Banks.

            (b) Section 1.01 of the Credit Agreement is hereby further amended by adding the phrase "or an installment note" after the phrase "installment sales contract" to subsection (aa) of the definition "Eligible Receivables", such that subsection (aa) of such definition, as amended, reads as follows:

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
                  (aa) the Obligor of which has not previously defaulted on an automobile installment sales contract or an installment note purchased by First Investors at the time such Receivable becomes a part of the Collateral;

            (c) Section 1.01 of the Credit Agreement is hereby further amended by adding the following new defined term thereto:

                  "SECOND AMENDMENT TO CREDIT AGREEMENT" means that certain
            Second Amendment to Amended and Restated Credit Agreement, dated as of May 15, 1997, to be effective as of April 30, 1997, by and among the Borrower, the Banks and the Agent.

      2. CONDITIONS PRECEDENT. This Amendment shall become effective when and only when the Agent shall have received (i) counterparts of this Amendment duly executed by the Borrower and the Banks and (ii) such other documents or instruments as the Agent may reasonably request. In connection with the foregoing, the Agent shall give prompt notice to the Borrower and the Banks of the effective date hereof.

      3. REPRESENTATIONS AND WARRANTIES TRUE AND CORRECT; NO DEFAULT. The Borrower hereby represents and warrants that, as of the effective date hereof and after giving effect to the amendments and waivers contemplated herein, (a) the representations and warranties contained in the Credit Agreement, as hereby amended, and in the other Loan Documents, are true in all material respects on and as of the date hereof to the extent such representations and warranties do not expressly relate to a specific point in time; and (b) no Default or Event of Default under the Credit Agreement or the other Loan Documents has occurred or is continuing.

      4. AMENDMENT INCLUDED IN REFERENCES. On and after the date hereof, each reference (a) in the Credit Agreement to "this Agreement", "hereunder", "herein" or words of like import or (b) in the other Loan Documents to the "Credit Agreement" shall mean and be a reference to the Credit Agreement, as hereby amended.

      5. RATIFICATION OF CREDIT AGREEMENT. Except as expressly affected by the provisions set forth herein, the Credit Agreement, as hereby amended, shall remain in full force and effect and is, together with the other Loan Documents to which it is a party, hereby ratified and confirmed by the Borrower. The execution, delivery, and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of the Agent or the Banks under the Credit Agreement, the other Loan Documents, or any other document or instrument executed in connection with the Credit Agreement or the other Loan Documents, nor constitute a waiver of any other provision of the Credit Agreement.

      6. WAIVER REGARDING AMENDMENT OF RECEIVABLE DOCUMENTS. Each of the Banks hereby (i) acknowledges that as of the date hereof the Borrower is entering into that certain Second Amendment to Amended and Restated Purchase Agreement and that certain Second Amendment to Amended and Restated Servicing Agreement, each in substantially the form of the 4/30/97 draft, and (ii) with respect to the amendments described in clause (i) above, waives the restriction in Section 7.14 of the Credit Agreement related thereto and agrees that such amendments described in clause (i) above will not constitute a breach of the Credit Agreement. The Banks shall not be deemed to have waived, relinquished, modified or qualified any of their rights or remedies under the Loan Documents by virtue of this Amendment, except as specifically set forth herein.

      7. FURTHER ASSURANCES. The Borrower agrees to do, execute, acknowledge and deliver all and every such further acts and instruments as the Agent may request for the better assuring and confirming unto the Agent and the Banks all and singular the rights granted or intended to be granted hereby or hereunder, including the recording, registering, filing, re-recording, re-registering and refiling of financing statements, continuation statements or other instruments or documents as is necessary to preserve and protect the interest of the Agent and the Banks in and to the Receivables.

      8. COSTS AND EXPENSES. Pursuant to Section 10.04 of the Credit Agreement, the Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities under the Credit Agreement as hereby amended).

      9. COUNTERPARTS. This Amendment may be executed in one or more counterparts each of which shall constitute an original but when taken together shall constitute but one agreement.

      10. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND SHALL BE BINDING UPON THE BORROWER, THE AGENT, THE BANKS AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS.

      11. FINAL AGREEMENT. THE WRITTEN CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. SUCH WRITINGS SUPERSEDE ALL PRIOR PROPOSALS, NEGOTIATIONS, AGREEMENTS AND UNDERSTANDINGS RELATING TO THE SUBJECT MATTER OF SUCH DOCUMENTS. EACH OF THE PARTIES HERETO CERTIFIES THAT IT IS NOT RELYING ON ANY STATEMENT, REPRESENTATION, WARRANTY, COVENANT OR AGREEMENT OF ANY KIND EXCEPT FOR THOSE SET FORTH IN THIS AGREEMENT AND SUCH OTHER DOCUMENTS.

      12. SEPARABILITY. Each of the undersigned agrees that if any of the foregoing provisions shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions will not be affected or impaired.

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
      IN WITNESS WHEREOF, the parties hereto, by their officers duly authorized, have executed this Amendment as of the date first above written, to be effective as of the day and year stated in paragraph 2 above.

                                    F.I.R.C., INC., a Delaware corporation


                                    By: /S/ Tommy A. Moore, Jr.
                                    Tommy A. Moore, Jr.
                                    President


                                    NATIONSBANK OF TEXAS, N.A., as Agent and as a Bank


                                    By: /S/ Billy B. Greer
                                    Billy B. Greer
                                    Vice President


                                    THE SUMITOMO BANK LTD.,
                                    CHICAGO BRANCH



                                    By: /S/ John J. O'Neill
                                    John J. O'Neill
                                    Vice President and Office Manager, Houston
                                    Office

                                    By: /S/ Bruce Portillo
                                    Bruce Portillo
                                    Vice President, Houston Office


                                    WELLS FARGO BANK (TEXAS), NATIONAL
                                    ASSOCIATION



                                    By: /S/ David M. Anderson
                                    David M. Anderson
                                    Vice President


                 [Signature Page - Second Amendment to Amended
                  and Restated Credit Agreement - Page 1 of 1]